EXHIBIT 10.5

                            "B" WARRANT CERTIFICATE
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The  shares to be  issued  upon the  exercise  of these  warrants  have not been registered under the Securities Act of 1933 (The Act) and are restricted securities as that term is defined in Rule 144 under The Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under The Act or pursuant to an exemption from registration under The Act. The availability of which is to be established to the satisfaction of the company.

No.                                               Warrants to Purchase

                                                                           Units

                        SERIES "B" SHARE PURCHASE WARRANT

                                  XIN NET CORP.

THIS IS TO CERTIFY THAT, for the value received, ______________________ (the "Warrant Holder") of ________________________ shall have the right to purchase from Xin Net Corp. (the "Company"), upon and subject to the terms and conditions hereinafter referred to, at any time up to 4:00 p.m. (Vancouver time) on March 31, 2002 (the "Expiry Time") one Share of the Company upon the exercise of one Series "B" Share purchase warrant represented hereby at the price of US$5.00 per Share. Each Share shall consist of one fully paid and non-assessable common share of the Company. After the Expiry Time this warrant certificate and all rights conferred hereby shall be void and of no value.

The right to purchase Shares of the Company may only be exercised by the Warrant Holder within the time herein before set out by:

                  (a) duly completing and executing the subscription form attached hereto, in the manner therein indicated;

                  (b) surrendering this warrant certificate to the Company at 830-789 West Pender Street, Vancouver, BC, Canada V6C 1H2; and

                  (c) paying the appropriate purchase price for the Shares of the Company subscribed for, either in cash or by certified check.

Upon surrender and payment, the Company will issue to the Warrant Holder the number of Shares subscribed for. Within ten business days of surrender and payment, the Company will mail to the Warrant Holder certificates evidencing the Shares subscribed for. If the Warrant Holder subscribed for a lesser number of Shares than the number of Shares permitted by this warrant certificate, the Company shall forthwith cause to be delivered to the Warrant Holder a further warrant certificate in respect of the Shares referred to in this warrant certificate but not subscribed for.

THE WARRANTS REPRESENTED HEREBY AND ALL RIGHTS HEREUNDER ARE NON-TRANSFERABLE.

In the event of any subdivision of the common shares of the Company as such shares are constituted on the date hereof, at any time while this warrant certificate is outstanding, into a greater number of common shares, the Company will thereafter deliver at the time or times of purchase of the Shares hereunder, in addition to the number of Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from such subdivision without any additional payment or other consideration therefor.


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In the event of any  consolidation  of the common  shares of the Company as such common shares are constituted on the date hereof, at any time while this warrant certificate is outstanding, into a lesser number of common shares, the number of Shares represented by this warrant certificate shall thereafter be deemed to be consolidated in like manner and any subscription by the Warrant Holder for shares hereunder shall be deemed to be a subscription for Units of the Company as consolidated.

In the event of any reclassification of the common shares of the Company at any time while this warrant certificate is outstanding, the Company shall thereafter deliver at the time of purchase of Shares hereunder the number of Shares of the appropriate class resulting from the reclassification as the Warrant Holder would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such reclassification.

The holding of this warrant certificate or the warrants represented hereby shall not constitute the Warrant Holder a member of the Company.

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this warrant certificate to be issued by its duly authorized signatory.

XIN NET CORP.

By:________________________
Authorized Signatory


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                                SUBSCRIPTION FORM

To:      Xin Net Corp.

Dear Sirs:

The undersigned hereby exercises the right to purchase and hereby subscribed for _________________ Shares in Xin Net Corp. referred to in the warrant certificate surrendered herewith according to the conditions thereof and herewith makes payment by cash or certified check of the purchase price in full for the said Shares.

Please issue certificates for the Shares being purchased as follows in the name of the undersigned:

                           NAME:            _____________________________

                           ADDRESS:         _____________________________

                                            _____________________________



Please deliver a warrant certificate in respect of the Shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the undersigned.

DATED    this    _______    day   of    ____________________,  _______________.